UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2012

Repligen Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-14656	04-2729386
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 Seyon Street, Bldg. 1, Suite 100, Waltham, MA		02453
(Address of Principal Executive Offices)		(Zip Code)

(781) 250-0111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Adoption of 2012 Stock Option and Incentive Plan

At the 2012 Annual Meeting of Stockholders of the Company held on May 24, 2012, the stockholders of Repligen Corporation (the “Company”), based on the certified results, approved the Company’s 2012 Stock Option and Incentive Plan (the “Plan”). A detailed summary of the Plan is set forth in the Company’s proxy statement filed with the Securities and Exchange Commission on April 20, 2012 under the caption “Item 4: Approval of the 2012 Stock Option and Incentive Plan.” Such description is incorporated herein by reference and is qualified in its entirety by reference to the full text of the Plan which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting of Stockholders of the Company held on May 24, 2012, the Company’s stockholders approved an amendment to the Company’s Amended and Restated By-Laws to lower the threshold necessary for calling a special meeting of stockholders to the holders of 30% of the voting shares of the Company (the “Amendment”). The Board of Directors of the Company had recommended that stockholders vote in favor of the Amendment. The Amendment is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on May 24, 2012. Proxies were solicited pursuant to the Company’s proxy statement filed on April 20, 2012, and supplemental proxy materials filed on May 7, 2012, with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934.

The number of shares of the Company’s common stock, $0.01 par value per share (“Common Stock”), entitled to vote at the Annual Meeting was 30,841,165. The number of shares of Common Stock present or represented by valid proxy at the Annual Meeting was 28,726,401, representing 93% of the total number of shares of Common Stock entitled to vote at the Annual Meeting. Each share of Common Stock was entitled to one vote with respect to matters submitted to the Company’s stockholders at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders were asked (i) to elect the Company’s Board of Directors, (ii) to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012, (iii) to vote to approve, on an advisory basis, the compensation paid to the Company’s named executive officers, (iv) to approve the Company’s 2012 Stock Option and Incentive Plan and (v) to consider one stockholder proposal, which proposal was supported by the Company’s Board of Directors. The voting results reported below are final.

Proposal 1 – Election of the Board of Directors

Glenn L. Cooper, Karen A. Dawes, Alfred L. Goldberg, Michael A. Griffith, Earl Webb Henry, Walter C. Herlihy and Thomas F. Ryan, Jr. were duly elected as the Company’s Board of Directors. The results of the election were as follows:

NOMINEE	FOR	% FOR	WITHHELD	% WITHHELD	BROKER NON- VOTES
Glenn L. Cooper	19,825,295	95.28%	983,117	4.72%	7,917,989
Karen A. Dawes	19,900,123	95.63%	908,289	4.37%	7,917,989

Alfred L. Goldberg	19,965,303	95.95%	843,109	4.05%	7,917,989
Michael A. Griffith	19,965,603	95.95%	842,809	4.05%	7,917,989
Earl Webb Henry	19,962,603	95.94%	845,809	4.06%	7,917,989
Walter C. Herlihy	19,909,653	95.68%	898,759	4.32%	7,917,989
Thomas F. Ryan, Jr.	19,963,903	95.94%	844,509	4.06%	7,917,989

Proposal 2 – Ratify the Appointment of Independent Registered Public Accounting Firm

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 was ratified. The results of the ratification were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
NUMBER	28,509,237	174,483	42,681
PERCENTAGE	99.24%	0.61%	0.15%

Proposal 3 – Advisory Vote on Compensation of the Named Executive Officers

The compensation paid to the Company’s named executive officers was approved on an advisory basis. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
NUMBER	19,697,271	1,027,364	83,777	7,917,989
PERCENTAGE	94.66%	4.94%	0.40%

Proposal 4 – Approval of the Company’s 2012 Stock Option and Incentive Plan

The Company’s 2012 Stock Option and Incentive Plan was approved. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
NUMBER	19,629,320	1,060,798	118,294	7,917,989
PERCENTAGE	94.33%	5.10%	0.57%

Proposal 5 – Stockholder Proposal

The stockholder proposal, which was supported by the Board of Directors of the Company, was approved.

The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
NUMBER	15,779,348	4,980,761	48,303	7,917,989
PERCENTAGE	75.83%	23.94%	0.23%

Item 8.01.	Other Events.

At the Annual Meeting, the Company’s stockholders approved the Amendment. The Board of Directors of the Company had recommended that stockholders vote in favor of the Amendment. The Amendment is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amendment No. 2 to the Amended and Restated By-Laws
10.1	2012 Stock Option and Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPLIGEN CORPORATION

Date: May 25, 2012	By:	/s/ Walter C. Herlihy
Walter C. Herlihy
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
3.1	Amendment No. 2 to the Amended and Restated By-Laws

10.1	2012 Stock Option and Incentive Plan